EXHIBIT 10.5

ASSIGNMENT OF OVERRIDING ROYALTY

THIS ASSIGNMENT OF OVERRIDING ROYALTY (this "Assignment") is from Kurt R. Mai, an individual {"Assignor"), to Core Resource Management, Inc., a Nevada corporation ("Assignee").

Assignment and Conveyance

For and in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor does hereby bargain, sell, transfer, assign and convey to Assignee, effective as of 7:00 A.M., Central Daylight Time, on May 1, 2013, the overriding royalty interests specified in Exhibit "A" attached hereto and incorporated herein by reference for all purposes in and to the oil, gas and other minerals produced and saved by virtue of the Oil and Gas Leases described in said Exhibit "A" (the "Leases"), free and clear of all costs and expenses relating to the exploration, development, equipping, operating and all other activities involving the Leases.

TO HAVE AND TO HOLD the overriding royalty interests herein conveyed, together with all rights, privileges and appurtenances in any way belonging or pertaining thereto, unto Assignee, its successors and assigns, forever.

Assignor hereby warrants and represents that (i) Assignor is the lawful owner of the Leases and interests herein conveyed; (ii) Assignor has not previously conveyed, mortgaged or hypothecated the Leases and interests herein conveyed; and (ii) Assignor will warrant and defend title to the Leases and interests herein conveyed against the lawful claims and demands of the persons claiming by, through or under Assignor, but not otherwise.

Assignor further covenants that he shall execute, acknowledge and deliver to Assignee, upon reasonable request and without further consideration, any additional instruments and documents and take such other and further acts as may be necessary to fully and effectively grant, convey, and assign the overriding royalty interests in the Leases herein conveyed to Assignee, and its successors and assigns.

Signature

To evidence the binding effect of the foregoing, Assignor has caused this Assignment to be executed by its duly authorized signatory this 25th day of April, 2013.

/s/ Kurt R. Mai
Kurt R. Mai

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Acknowledgement

STATE OF TEXAS	§

§

COUNTY OF DALLAS	§

This instrument was acknowledged before me on this 25th day of April 2013, by Kurt R. Mai, an individual, for the purposes and consideration therein expressed.

/s/ Lee Ann Price
Notary Public in and for the State of Texas

My commission expires: 6-11-2014

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EXHIBIT "A"
Attached to and made a part of that certain
Assignment of Overriding Royalty Interests dated April 25th, 2013.

Lease Name:	Mog 1-27
Document Type:	Oil and Gas Lease
lessor:	Robert D. Mog and Iris J. Mog, husband and wife
Lessee:	Mai Oil Operations, Inc.
DATE:	May 21st, 2008
DESCRIPTION:	The Southwest Quarter (SW/4) of Section 27-T15S-11W, Russell County, Kansa
ORRI %:	.05%
RECORDING DATA:	Book 210, Page 278

Lease Name:	Ney 1-23 & 2-23
Document Type:	Oil and Gas Lease
Lessor:	Theresa M. Ney Et. Al, a single person
Lessee:	Lybbert Enterprises, LLC.
DATE:	December 18th, 2008
DESCRIPTION:	The Southeast Quarter (SE/4) and all of the Northeast Quarter (NE/4), less a 15.6 acre tract, more or less, located in the Northeast Quarter (NE/4) of Section 23-T12S-15W, Russell County, Kansas
ORRI %:	.065%
RECORDING DATA:	Book 211, Page 505

Lease Name:	Heffel 1-1
Document Type:	Oil and Gas Lease
Lessor:	Edward R. Heffel and Setsuko Heffel, husband and wife
Lessee:	Mast Drilling, Inc.
DATE:	March 22, 2010
DESCRIPTION:	The Northeast Quarter (NE/4} of Section 1-T14S-12W, Russell County, Kansas
ORRI %:	.05%
RECORDING DATA:	Book 207, Page 289

Lease Name:	Stricker 1-6
Document Type:	Oil and Gas Lease
Lessor:	Leon H. Stricker and Delores D. Stricker, husband and wife
Lessee:	Mast Drilling, Inc.
DATE:	June 21st, 2007
DESCRIPTION:	The Northwest Quarter (NW/4) of Section 6-T14S-11W, Russell County, Kansas
ORRI %:	.05%
RECORDING DATA:	Book 208, Page 213

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Lease Name:	Buffalo 1-7
Document Type:	Oil and Gas Lease
lessor:	Paul B. Beisel, a single person
lessee:	Mast Drilling, Inc.
DATE:	February 16th, 2007
DESCRIPTION:	All of the Northeast Quarter (NE/4) of Section 7-T14S-11W, Russell County, Kansas
ORRI %:	.05%
RECORDING DATA:	Book 207, Page 348

Lease Name:	Abbey Marie
Document Type:	Oil and Gas Lease
lessor:	Bonnie Schamberger and Rex Schamberger, her husband
Lessee:	J- Fred Hambright, Inc.
DATE:	March 11th, 2005
DESCRIPTION:	All of the Southwest Quarter (SW/4) of Section 33-T8S-15W, Osborne County, Kansas
ORRI %:	.05%
RECORDING DATA:	Book M64, Page 257

Lease Name:	Charvat A
Document Type:	Oil and Gas Lease
Lessor:	LeeRoy F. Charvat as Trustee of the LeeRoy F. Charvat Revocable Trust dated 6/18/92
Lessee:	J. Fred Hambright, Inc.
DATE:	June 9th, 2005
DESCRIPTION:	All of the Northwest Quarter (NW/4) of Section 24-T15S-11W, Russell County, Kansas
ORRI %:	0.0136718%
RECORDING DATA:	Book 204, Page 44

Lease Name:	Charvat 30-1
Document Type:	Oil and Gas Lease
lessor:	LeeRoy F. Charvat as Trustee of the LeeRoy F. Charvat Revocable Trust dated 6/18/92
Lessee:	J. Fred Hambright, Inc.
DATE:	June 9th, 2005
DESCRIPTION:	All of the Southeast Quarter (SE/4) of Section 30-T15S-10W, Ellsworth County, Kansas
ORRI %:	0.0136718%
RECORDING DATA:	Book 106, Page 268

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Lease Name:	Burmeister Disque
Document Type:	Oil and Gas Lease
Lessor:	Paul F. Burmeister, a single person
Lessee:	Mast Drilling, Inc.
DATE:	August 8th, 2007
DESCRIPTION:	North Half of the Southwest Quarter (N/2SW/4) of Section 23-T17S-11W, Barton, Kansas, Insofar and only as to the acreage included in the Burmeister- Disque unit.
ORRI %:	0.0340909%
RECORDING DATA:	Book 614, Page 2087

Lease Name:	Beller D
Document Type:	Oil and Gas Lease
Lessor:	Gordon Family Limited Partnership
Lessee:	Mai Oil Operations, Inc.
DATE:	November 18th, 2004
DESCRIPTION:	All of the Southwest Quarter (SW/4) of Section 15-T12S-15W, Russell County, Kansas
ORRI %:	.045%
RECORDING DATA:	Book 204, Page 107

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